UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2006
LSB CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	000-32955 (Commission File Number)	04-3557612 (I.R.S. Employer Identification No.)

30 Massachusetts Avenue
North Andover, Massachusetts 01845
(978) 725-7500
(Address, including zip code, of registrant’s principal executive offices and registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Ex-10.1 Form of Restricted Stock Agreement
Ex-10.2 Form of Incentive Stock Option Agreement
Ex-10.3 Form of Non-Qualified Stock Option Agreement

Item 5.02(e)    Compensatory Arrangements of Certain Officers
     LSB Corporation (the “Company”) has approved a form of restricted stock agreement, form of incentive stock option agreement and form of non-qualified stock option agreement for awards granted pursuant to the Company’s 2006 Stock Option Plan. A copy of each form of agreement is being furnished with this report as Exhibit 10.1, 10.2 and 10.3, respectively.
Item 9.01.     Financial Statements and Exhibits.

(c)	Exhibits.

10.1 Form of Restricted Stock Agreement
10.2 Form of Incentive Stock Option Agreement
10.3 Form of Non-Qualified Stock Option Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LSB CORPORATION

DATED: December 22, 2006

By:	/s/ GERALD T. MULLIGAN
Gerald T. Mulligan
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Restricted Stock Agreement
10.2	Incentive Stock Option Agreement
10.3	Non-Qualified Stock Option Agreement